BIOANALYTICAL  SYSTEMS,  INC.
NOTICE  OF  ANNUAL  MEETING  OF  SHAREHOLDERS
TO  BE  HELD  JANUARY  12,  1998


The Annual Meeting of Shareholders of Bioanalytical Systems, Inc. (the "Company") will be held at the principal executive offices of the Company, 2701 Kent Avenue, West Lafayette, Indiana 47906 on Monday, January 12, 1998 at 10:00 a.m. (EST) for the following purposes:

     1.     To elect directors of the Company to serve for a one year term;

     2. To ratify the selection by the Board of Directors of Ernst & Young L.L.P. as certified public accountants for the Company for the fiscal year ending September 30, 1998; and

     3. To transact such other business as may properly come before the meeting.

Holders of Common Shares of record at the close of business on November 24, 1997 are entitled to notice of and to vote at the Annual Meeting.

By  Order  of  the  Board  of  Directors

/s/  Candice  B.  Kissinger
     Candice  B.  Kissinger,  Secretary

December  17,  1997
West  Lafayette,  Indiana

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE ANNUAL MEETING, OR IF YOU DO PLAN TO ATTEND BUT WISH TO VOTE BY PROXY, PLEASE DATE, SIGN, AND MAIL PROMPTLY THE ENCLOSED PROXY. A RETURN ENVELOPE IS PROVIDED FOR THIS PURPOSE.

BIOANALYTICAL  SYSTEMS,  INC.
PROXY  STATEMENT
ANNUAL  MEETING  OF  SHAREHOLDERS
TO  BE  HELD  JANUARY  12,  1998

GENERAL  INFORMATION

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Bioanalytical Systems, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held at 10:00 a.m. (EST) on Monday, January 12, 1998, and at any adjournment thereof. The meeting will be held at the principal executive offices of the Company, 2701 Kent Avenue, West Lafayette, Indiana, 47906. This proxy statement and the accompanying form of proxy were first mailed to shareholders on or about December 17, 1997.

     A shareholder signing and returning the enclosed proxy may revoke it at any time before it is exercised by written notice to the Secretary of the Company. The signing of a proxy does not preclude a shareholder from attending the meeting in person. All proxies returned prior to the meeting will be voted in accordance with the instructions contained therein. Any proxy not specifying to the contrary will be voted (1) FOR the election of the nominees for director named below, and (2) FOR the proposal to ratify the selection of Ernst & Young L.L.P. as certified public accountants for the Company for the fiscal year ending September 30, 1998.

     As of the close of business on November 24, 1997, the record date for the Annual Meeting, there were outstanding and entitled to vote 3,000,000 Common Shares of the Company. Each outstanding Common Share is entitled to one vote. The Company has no other voting securities. Shareholders do not have cumulative voting rights.

     A quorum will be present if a majority of the Common Shares are present, in person or by proxy, at the meeting. The nominees for director will be elected by a plurality of the votes cast, assuming a quorum is present. All other matters, including the approval of the certified public accountants, will be approved by a majority of the votes cast.

     A copy of the Annual Report of the Company, including financial statements and a description of operations for the fiscal year ended September 30, 1997, has preceded or accompanies this proxy statement. The financial statements contained in that report are not incorporated by reference herein.

     All expenses in connection with the solicitation of proxies will be borne by the Company. The Company expects to solicit proxies primarily by mail, but directors, officers and regular employees of the Company may also solicit in person or by telephone.

     Shareholder proposals to be considered for presentation to the 1998 Annual Meeting of Shareholders must be submitted in writing and received by the Company on or before August 1, 1998.

     The mailing address of the principal offices of the Company is 2701 Kent Avenue, West Lafayette, Indiana 47906.

BENEFICIAL  OWNERSHIP  OF  COMMON  SHARES

     The following table sets forth certain data with respect to those persons known by the Company to be the beneficial owners of five percent or more of the outstanding Common Shares of the Company as of November 24, 1997, and also sets forth such data with respect to each director of the Company, each officer listed in the Summary Compensation Table, and all directors and executive officers of the Company as a group. Except as otherwise indicated in the notes to the table, each beneficial owner possesses sole voting and investment power with respect to the Common Shares indicated.






                                                  SHARES BENEFICIALLY
                                                  OWNED (1)
 NAME. . . . . . . . . . . . . . . . . . . . . .  NUMBER                PERCENT
Primus Capital Fund II, L.P. . . . . . . . . . .               470,250     11.1%
Middlewest Ventures II, L.P. . . . . . . . . . .               282,149      9.4%
Peter T. Kissinger(2). . . . . . . . . . . . . .             1,279,155     42.0%
Ronald E. Shoup(3) . . . . . . . . . . . . . . .                93,967      3.1%
Candice B. Kissinger(4). . . . . . . . . . . . .             1,279,155     42.0%
William E. Baitinger(5). . . . . . . . . . . . .               137,734      4.6%
Michael K. Campbell(6) . . . . . . . . . . . . .                27,086        *
Thomas A. Hiatt(7) . . . . . . . . . . . . . . .               282,149      9.4%
John A. Kraeutler. . . . . . . . . . . . . . . .                     -        -
William C. Mulligan(8) . . . . . . . . . . . . .               470,250     15.7%
W. Leigh Thompson. . . . . . . . . . . . . . . .                     -        -
Nicholas Winograd(9) . . . . . . . . . . . . . .               174,030      5.8%
All executive officers and directors as a group.             2,535,709     84.5%

__________

*    Less  than  1%  of  outstanding  Common  Shares.

(1) Unless otherwise noted, all addresses are in care of the Company at 2701 Kent Avenue, West Lafayette, Indiana 47906.

(2)          Includes (i) 252,309 Common Shares beneficially owned by Candice B.
Kissinger, the wife of Dr. Kissinger, including 18,057 Common Shares issuable upon the exercise of options granted to Mrs. Kissinger under the 1990 Employee Option Plan which are exercisable within 60 days of November 24, 1997; (ii) 595,904 Common Shares owned jointly by Dr. and Mrs. Kissinger; and (iii) 54,172 Common Shares issuable upon the exercise of outstanding options granted to Dr. Kissinger under the 1990 Employee Option Plan which are exercisable within 60 days of November 24, 1997.

(3) Includes (i) 68,686 Common Shares owned jointly by Dr. Shoup and his wife and (ii) 24,829 Common Shares issuable upon the exercise of options under the 1990 Employee Option Plan exercisable within 60 days of November 24, 1997.

(4) Includes 417,400 Common Shares beneficially owned by Peter T. Kissinger, including 54,172 Common Shares issuable upon the exercise of options granted to Dr. Kissinger under the 1990 Employee Option Plan exercisable within 60 days of November 24, 1997; (ii) 595,904 Common Shares owned jointly by Dr. and Mrs. Kissinger; and (iii) 18,057 Common Shares beneficially owned by Mrs. Kissinger issuable upon the exercise of options under the 1990 Employee Option Plan exercisable within 60 days of November 24, 1997.

(5) Includes 53,089 Common Shares owned jointly by Mr. Baitinger and his wife.

(6) Includes 27,086 Common Shares issuable upon the exercise of outstanding options granted to Mr. Campbell under the 1990 Director Option Plan which are exercisable within 60 days of November 24, 1997.

(7) Mr. Hiatt is a general partner of Middlewest Management Company, L.P., which is the general partner of Middlewest Ventures II, L.P., and accordingly may be attributed beneficial ownership of the Common Shares owned by Middlewest Ventures II, L.P. The other general partner of Middlewest Management Company, L.P. is Marcey Shockey. Mr. Hiatt disclaims beneficial ownership of the Common Shares beyond his ownership interest in Middlewest Management Company, L.P. The address of Middlewest Ventures II, L.P. is 201 N. Illinois, Suite 300, Indianapolis, Indiana 46204.

(8) Mr. Mulligan is a general partner of Primus Venture Partners Limited Partnership, which, together with Primus Advisors, Inc., is the general partner of Primus Management II. Primus Management II is the general partner of Primus Capital Fund II, L.P. Accordingly, Mr. Mulligan may be attributed beneficial ownership of the Common Shares owned by Primus Capital Fund II, L.P. The other general partners of Primus Venture Partners Limited Partnership are James T. Bartlett, Jonathan E. Dick, Kevin J. McGinly and Loyal W. Wilson. Mr. Mulligan disclaims beneficial ownership of the Common Shares beyond his ownership interest in Primus Venture Partners Limited Partnership. The address of Primus Capital Fund II, L.P. is 1375 E. Ninth Street, Suite 2700, Cleveland, Ohio 44114.

(9) Includes 172,270 Common Shares owned jointly by Mr. Winograd and his wife. The address of Mr. Winograd is RR1 Box 49F, Spring Mills, Pennsylvania 16875.

1.  ELECTION OF DIRECTORS

NOMINEES

     The Bylaws of the Company provided for no fewer than seven and no greater than nine directors, each of whom is elected for a one-year term. The terms of all incumbent directors will expire at the Annual Meeting. The Board of Directors has nominated all of the current directors for reelection at the Annual Meeting. The directors nominated for reelection are: Peter T. Kissinger, Ronald E. Shoup, William E. Baitinger, Michael K. Campbell, Thomas
A. Hiatt, John A. Kraeutler, William C. Mulligan and W. Leigh Thompson (collectively, the "Nominated Directors").

     Unless authority to vote for the Nominated Directors is withheld, the accompanying proxy will be voted FOR the election of the Nominated Directors. However, the persons designated as proxies reserve the right to cast votes for another person designated by the Board of Directors in the event any Nominated Director will be unable or unwilling to serve. Proxies will not be voted for more than nine nominees. Those nominees receiving at least a majority of the votes eligible to be cast will be elected to the Board of Directors.




     The  directors  of  the  Company  as  of  November  24,  1997  are  as  follows:


                                                                    SERVED AS
                                                                    DIRECTOR
NAME. . . . . . . . . . .  AGE  POSITION                            SINCE      TERM OF SERVICE
Peter T. Kissinger, Ph.D.   52  Chairman of the Board; President;        1974             1998
                                Chief Executive Officer
Ronald E. Shoup, Ph.D.. .   45  President, Research Services Unit;       1991             1998
                                Vice President, Research and
                                Development; Director
Candice B. Kissinger. . .   45  Vice President, International            1978             1998
                                Marketing; Secretary
William E. Baitinger. . .   64  Director                                 1979             1998
Michael K. Campball . . .   46  Director                                 1991             1998
Thomas A. Hiatt . . . . .   49  Director                                 1991             1998
John A. Kraeutler . . . .   49  Director                                 1997             1998
William C. Mulligan . . .   43  Director                                 1991             1998
W. Leigh Thompson, Ph.D..   59  Director                                 1997             1998



EXECUTIVE  OFFICERS

     The  executive  officers  of  the  Company  as of November 24, 1997 are as follows:



NAME. . . . . . . . . . .  AGE  POSITION                         SERVED AS OFFICER SINCE
Peter T. Kissinger, Ph.D.   52  Chairman of the Board;                              1974
                                President; Chief Executive
                                Officer
Ronald E. Shoup, Ph.D.. .   45  President, Research Services                        1983
                                Unit; Vice President, Research
                                and Development; Director
Craig S. Bruntlett, Ph.D.   48  Vice President, Electrochemical                     1992
                                Products
Donnie A. Evans . . . . .   51  Vice President, Engineering                         1988

Stephen Geary, Ph.D . . .   56  Vice President, United States                       1992
                                Sales and Marketing
Candice B. Kissinger. . .   45  Vice President, International                       1981
                                Marketing; Secretary and
                                Director
Lina L. Reeves-Kerner . .   47  Vice President, Human                               1995
                                Resources
Michael P. Silvon, Ph.D .   50  Vice President, Business                            1997
                                Development
Denise M. Wallworth, Ph.D   44  Managing Director, BAS                              1995
                                Technicol, Ltd.
Douglas P. Wieten . . . .   36  Chief Financial Officer,                            1992
                                Controller and Treasurer



BUSINESS  EXPERIENCE  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Except as described below, the principal occupations of the directors have not changed during the past five years.

     PETER T. KISSINGER, PH.D. founded the Company in 1974 and has served as its Chairman, President and Chief Executive Officer since 1974. He is also a part-time Professor of Chemistry at Purdue University where he has been teaching since 1975. Dr. Kissinger has a Bachelor of Science degree in Analytical Chemistry from Union College and a Doctorate in Analytical Chemistry from the University of North Carolina.

     RONALD E. SHOUP, PH.D. has been Vice President, Research and Development since 1983 and President of the Company's research services unit, BAS Analytics, since 1990. Dr. Shoup has been instrumental in developing many of the Company's chromatographic applications. Dr. Shoup has a Bachelor of Science degree in Chemistry and Mathematics, and a Ph.D. in Analytical Chemistry from Purdue University.

     CRAIG S. BRUNTLETT, PH.D. has been Vice President, Electrochemical Products since 1992 and is responsible for sales, marketing and development of the Company's electrochemical products. From 1980 to 1990, Dr. Bruntlett was Director of New Product Development for the Company. Dr. Bruntlett has a
Bachelor of Arts degree in Chemistry and Mathematics from St. Cloud State University in Minnesota and a Ph.D. in Chemistry from Purdue University.

     DONNIE A. EVANS was the Company's first full-time employee beginning as an electronics engineer in 1978. Since January of 1988, he has been Vice President, Engineering Services.

     STEPHEN GEARY, PH.D. has been Vice President, United States Sales and Marketing since January 1992. Dr. Geary is responsible for the sales efforts of the Company's clinical products. Dr. Geary has a Bachelor of Science degree in Biology and Chemistry from Tufts University, a Masters of Science degree in Biology from the University of New Hampshire and a Ph.D. in Biochemistry from Syracuse University.

     CANDICE B. KISSINGER has been Vice President, International Sales and Marketing since July 1981. Mrs. Kissinger developed the Company's international distribution network and is responsible for managing the Company's advertising activities. Mrs. Kissinger has a Bachelor of Science degree in Microbiology from Ohio Wesleyan University and a Masters of Science degree in Food Science from the University of Massachusetts. Mrs. Kissinger is the wife of Dr. Peter T. Kissinger.

     LINA L. REEVES-KERNER has been Vice President, Human Resources since 1995 and is responsible for the administrative support functions of the Company, including shareholder relations, human resources and community relations. From 1980 to 1990 Ms. Reeves-Kerner served as an Administrative Assistant at the Company. Ms. Reeves-Kerner has a Bachelor of Science degree in Business Administration from Indiana Wesleyan University.

     MICHAEL P. SILVON, PH.D. has been Vice President, Business Development since March 1997. From August 1996 until January 1997, Dr. Silvon was Manager, Technical Services for Great Lakes Chemical responsible for commercial technical support. From December 1994 until August 1996, Dr. Silvon was a self-employed consultant advising various companies on technical business management. From October 1993 until December 1994, Dr. Silvon was Vice President Sales and Marketing at Hi-Port, Inc., a custom formulations and packaging firm in Houston, Texas. Prior to that period, Dr. Silvon was a Regional Business Manager-Americas for the Fine Chemicals Business of Imperial Chemical Industries, PLC/Zeneca, responsible for outsourcing the needs of many major pharmaceutical companies with key raw materials. Dr. Silvon has his Bachelor in Science degree in Chemistry from Loyola University of Chicago, a Ph.D. in Chemistry from the University of Vermont and a Masters in Business Administration from Sacred Heart University.

     DENISE M. WALLWORTH, PH.D. has been Managing Director, BAS Technicol, Ltd. since March 1995 and is responsible for the Company's operations in the United Kingdom. Prior to that time she was Managing Director of Technicol Ltd., which was acquired by the Company in March 1995. Dr. Wallworth has a Bachelor of Science degree in Chemistry and a Doctorate in Organic Chemistry from the University of Manchester Institute of Science Technology.

     DOUGLAS P. WIETEN has been Chief Financial Officer since September 1997, corporate Controller since February 1992 and Treasurer since March 1997 and is a certified public accountant. Prior to that time, Mr. Wieten worked at Ernst & Whinney (now Ernst & Young LLP), where he had been employed since 1984. Mr. Wieten has a Bachelor of Science degree in Accounting from Butler University.

     WILLIAM E. BAITINGER has served as a director of the Company since 1979. Mr. Baitinger has been Director of Technology Transfer at Purdue University since 1988, responsible for all aspects of the program. Mr. Baitinger has a Bachelor of Science degree in Chemistry and Physics from Marietta College and a Masters of Science degree in Chemistry from Purdue University.

     MICHAEL K. CAMPBELL has served as a director of the Company since 1991. Mr. Campbell has been the President and Chief Executive Officer of Powerway, Inc., a software company, since January 1993. From January 1992 until January 1993, Mr. Campbell was Chief Financial Officer of Hurco Companies, Inc. and was president of Hurco Manufacturing, its largest division. Mr. Campbell has a Bachelor of Science degree in accounting from the University of Southern Indiana.

     THOMAS A. HIATT has served as a director of the Company since 1991. Mr. Hiatt has been general partner of Middlewest Ventures, a venture capital firm, since 1986. Mr. Hiatt has a Bachelor of Arts degree in Political Science from Wabash College and a Master of Science degree in Management from the Massachusetts Institute of Technology. Mr. Hiatt is also a director of Fifth Third Bank of Central Indiana, Isolab, Inc., PackageNet, Inc. and Powerway, Inc.

     JOHN A. KRAEUTLER has served as a director of the Company since January 1997. Mr. Kraeutler has been President and Chief Operating Officer of Meridian Diagnostics, Inc. since August 1992 and is also a director. Prior to that time, Mr. Kraeutler was Executive Vice President and Chief Operating Officer of Meridian Diagnostics, Inc. Mr. Kraeutler has a Bachelor of Science degree in Biology from Fairleigh Dickinson University and a Masters of Science degree in Biology and a Masters in Business Administration from Seton Hall University.

     WILLIAM C. MULLIGAN has served as a director of the Company since 1991. Mr. Mulligan has been the managing director of Primus Venture Partners, a venture capital firm, since January 1992. Mr. Mulligan has a Bachelor of Arts degree in Economics from Denison University and a Masters in Business Administration from the University of Chicago. Mr. Mulligan is also a director of Universal Electronics.

     W. LEIGH THOMPSON, PH.D., M.D., has served as a director of the Company since January 1997. Since 1995, Dr. Thompson has been the chief executive officer of Profound Quality Resources, Inc., a world-wide scientific consulting firm. Prior to 1995, Dr. Thompson held various positions at Lilly Research Laboratories. Dr. Thompson has a Bachelor of Science degree in Biology from the College of Charleston, a Masters of Science and a Doctorate in Pharmacology from the Medical University of South Carolina and a Medical Doctor degree from The Johns Hopkins University. Dr. Thompson is also a director of Chrysalis International Corporation, Corvas International, Inc., GeneMedicine, Inc., LLC Agreement Jolla Pharmaceutical Company, Medarex, Inc., Ophidian Pharmaceuticals, Inc. and Orphan Medical, Inc.

FAMILY  RELATIONSHIPS

     Peter T. Kissinger and Candice B. Kissinger are husband and wife. There is no other family relationship among the directors and executive officers of the Company.

COMPENSATION  OF  DIRECTORS

     Directors who are not employees of the Company, other than Messrs. Hiatt and Mulligan, receive $500 for each Board meeting attended, plus out-of-pocket expenses incurred in connection with attendance at such meetings. Dr. Thompson receives an additional $6,000 annually as compensation for the services he renders as a consultant to the Company. Directors who are employees of the Company do not receive any additional compensation for their services as directors.

COMMITTEES  AND  MEETINGS  OF  THE  BOARD  OF  DIRECTORS

     The Compensation and Incentive Stock Option Committee of the Board of Directors (the "Compensation Committee") is comprised of Peter T. Kissinger,
Thomas  A.  Hiatt,   John   A.   Kraeutler  and   William  C.  Mulligan.
The responsibilities of the Compensation Committee include making recommendations to the Board of Directors with respect to: compensation arrangements for the executive officers of the Company; policies relating to salaries and job descriptions; insurance programs; and benefit programs of the Company, including its retirement plans. The Compensation Committee administers the 1990 and 1997 Employee Incentive Stock Option Plans.
The Compensation Committee met  one  time  during  fiscal  1997.

     The Audit Committee of the Board of Directors is comprised of William E. Baitinger, Michael K. Campbell and William C. Mulligan. The Audit Committee reviews with the auditors the scope of the audit work performed, any questions arising in the course of such work and inquiries as to other pertinent matters such as internal accounting controls, financial reporting, security and personnel staffing. The committee met one time during fiscal 1997.

     The Board of Directors has no nominating committee. The Board of Directors will consider for nomination as directors persons recommended by shareholders. Such recommendations must be in writing and delivered to the Secretary, Bioanalytical Systems, Inc., 4701 Kent Avenue, West Lafayette, Indiana 47906.

     The Board of Directors met four times during fiscal 1997. No director attended fewer than 75% of the meetings of the Board of Directors and meetings of any committee of the Board of Directors of which he or she was a member.

EXECUTIVE  COMPENSATION



                                    SUMMARY COMPENSATION TABLE

     The  following  Summary Compensation Table sets forth certain information with respect to the aggregate  compensation  paid  during  each of the last three years to the Company's President and
Chief  Executive  Officer and each of the other executive officers of the Company whose salary and bonus  exceeded  $100,000  during  the  fiscal  1997  (the  "Named  Executive  Officers").


                                                                                    All Other
                                                     Fiscal Year  Salary   Bonus    Compensation
Peter T. Kissinger, Ph.D. . . . . . . . . . . . . .         1997  $85,000  $21,250  $    25,380(1)
 Chairman of the Board; President . . . . . . . . .         1996  $85,000  $ 4,250  $    26,788(1)
 and Chief Executive Officer. . . . . . . . . . . .         1995  $85,000  $21,250  $    26,134(1)
Ronald E. Shoup, Ph.D . . . . . . . . . . . . . . .         1997  $84,254  $22,500  $     4,850(2)
 President, Research Services Unit; Vice President,         1996  $78,431  $ 3,932  $     5,113(2)
 Research and Development; Director . . . . . . . .         1995  $73,500  $18,375  $     4,410(2)

__________

(1)     Includes $20,865 of premiums paid on a life insurance policy on the lives of Dr. Kissinger and  Mrs.  Kissinger,  the  beneficiary  of  which  is  a trust established for their benefit, and contributions  to  the  Company's  401(k)  plan  on  Dr.  Kissinger's  behalf.

(2)          Represents  contributions  to  the  Company's  401(k)  plan  on  Dr.  Shoup's behalf.


OPTIONS

The following table sets forth certain formation concerning exercisable and unexercisable options held by the Named Executive Officers at September 30, 1997.



AGGREGATED  OPTION  EXERCISES  IN  LAST  YEAR  AND
FISCAL  YEAR-END  OPTION  VALUES


                          NUMBER OF SECURITIES    NUMBER OF SECURITIES    VALUE OF UNEXERCISED    VALUE OF UNEXERCISED
                          UNDERLYING UNEXERCISED  UNDERLYING UNEXERCISED  IN-THE-MONEY            IN-THE-MONEY
                          OPTIONS AT              OPTIONS AT              OPTIONS AT              OPTIONS AT
                          SEPTEMBER 30, 1997      SEPTEMBER 30, 1997      SEPTEMBER 30, 1997(1)   SEPTEMBER 30, 1997(1)
                          EXERCISABLE             UNEXERCISABLE           EXERCISABLE             UNEXERCISABLE
Peter T. Kissinger, Ph.D                  40,630                  13,543  $              253,125  $               84,373
Ronald E. Shoup, Ph.D. .                  20,315                   4,514  $              136,246  $               28,845

__________
(1)     Calculated on the basis of $8.00 per share which was the initial public offering price of the Common Shares sold to  the  public  on  November  26,  1997.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     Peter T. Kissinger, Thomas A. Hiatt, John A. Kraeutler and William C. Mulligan served on the Compensation Committee during fiscal 1997. Dr. Kissinger, the President and Chief Executive Officer of the Company, currently is a member of the Compensation Committee; however, he does not participate in decisions regarding his compensation. None of the Company's executive officers serves as a director of, or in any compensation related capacity for, companies with which members of the Compensation Committee are affiliated.

CERTAIN  TRANSACTIONS

     In 1991, Primus Capital Fund II, LP ("Primus") and Middlewest Ventures II, LP ("Middlewest"; together with "Primus," the "Venture Funds") purchased Redeemable Preferred Shares and Convertible Preferred Shares of the Company. The Redeemable Preferred Shares carried an 8% cumulative dividend, and were redeemed in accordance with their terms for an amount equal to their purchase price in equal installments on December 31, 1995, June 30, 1996 and December 31, 1996. The Convertible Preferred Shares were purchased for an aggregate of $1,231,000 and were converted into an aggregate of 752,399 Common Shares immediately prior to the Company's initial public offering on November 26, 1997, of which 470,250 shares and 282,149 shares are owned by Primus and Middlewest, respectively. The Venture Funds continue to have certain rights to cause the Company to register the Common Shares owned by the Venture Funds under the Securities Act for sale to the public. Additionally, the Company has agreed to use its best efforts to cause one representative from each Venture Fund to be elected to the Company's Board of Directors as long as the respective Venture Fund owns more than 5% of the Company's outstanding Common Shares. All other covenants between the Company and the Venture Funds were terminated in connection with the conversion of the Convertible Preferred Shares to Common Shares.

2.  RATIFICATION OF SELECTION OF
    CERTIFIED PUBLIC ACCOUNTANTS

     Subject to ratification by the shareholders, the Board of Directors has selected Ernst & Young, L.L.P. as certified public accountants for the Company for the fiscal year ending September 30, 1998. The Company has been advised by such firm that neither it nor any of its associates has any direct or material indirect financial interest in the Company.

     Ernst & Young, L.L.P. acted as certified public accountants for the Company since 1994. Representatives of Ernst & Young L.L.P. are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions concerning the audits of the Company's financial statements.

 3.  OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If (a) any matters not within the knowledge of the Board of Directors as of the date of this proxy statement should properly come before the meeting; (b) a person not named herein is nominated at the meeting for election as a director because a nominee named herein is unable to serve or for good cause will not serve; (c) any proposals properly omitted from this proxy statement and the form of proxy should come before the meeting; or (d) any matters should arise incident to the conduct of the meeting, then the proxies will be voted in accordance with the recommendations of the Board of Directors of the Company.

By  Order  of  the  Board  of  Directors

/s/  Candice  B.  Kissinger

     Candice  B.  Kissinger

December  17,  1997.

     REVOCABLE  PROXY
     BIOANALYTICAL SYSTEMS, INC.
     ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 24, 1997

The undersigned shareholder of Bioanalytical Systems, Inc.(the "Company") hereby appoints Peter T. Kissinger as proxy for the undersigned, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on MONDAY, JANUARY 12, 1998, at 10:00 a.m., at the principal executive offices of the Company, 4701 Kent Avenue, West Lafayette, Indiana 47906, or any adjournment thereof (the "Meeting"), in connection with all votes taken on the following proposals, all of which were described in the Proxy Statement received by the undersigned with the notice of the Meeting:




                                                                     For  Against  Abstain
1.  Proposal 1 - Approval of the election of the following
    individuals to the Board of Directors of the Company: William
    E. Baitinger, Michael K. Campbell, Thomas A. Hiatt, John A.
    Kraeutler, Candice B. Kissinger, Peter T. Kissinger, William C.
    Mulligan, Ronald E. Shoup, and W. Leigh Thompson

    Any shareholder may withhold authority to vote for any of the above-listed individuals by striking out the name of such individual

2.  Proposal 2 - Approval of Ernst & Young, L.L.P.
    as certified public accountants for the Company for for the fiscal year ending September 30, 1997.



PRESENTLY NO OTHER BUSINESS IS SCHEDULED TO BE PRESENTED AT THE MEETING. HOWEVER, BY SIGNING THIS PROXY YOU ARE GIVING THE HOLDER OF THIS PROXY DISCRETIONARY AUTHORITY TO ACT IN ACCORDANCE WITH THE DIRECTION OF THE BOARD OF DIRECTORS ON SUCH MATTERS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 WITH RESPECT TO ALL VOTES TAKEN ON SUCH PROPOSALS.

All proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of Meeting of Shareholders of the Company, the Proxy Statement, and the Company's 1997 Annual Report is hereby acknowledged.

This Revocable Proxy may be revoked by the undersigned at any time before it is exercised by (i) executing and delivering to the Company a later-dated proxy, (ii) attending the Meeting and voting in person, or (iii) giving written notice of revocation to the Secretary of the Company.

Please date this proxy and sign this proxy exactly as the name appears on your stock certificate. If the shares are jointly held, both shareholders must sign. If signing as attorney, executor, administrator, guardian or in any other representative capacity, please give your full title as such.

Dated:  __________________


(Signature)


Print  Name


Address




(Signature)



Print  Name


Address

IF  SHARES  ARE  JOINTLY  HELD,  BOTH  SHAREHOLDERS  MUST  SIGN.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE RETURN THIS PROXY CARD AS SOON AS POSSIBLE TO: Bioanalytical Systems, Inc., 2701 Kent Avenue, West Lafayette, Indiana 47906, Attention: Candice B. Kissinger.